Exhibit 99.3

Cipher Mining Purchases 11,000 New Mining Machines From Canaan Inc.

The 11,000 New A1346 Model Mining Machines are Scheduled to be Delivered and Energized in the Third Quarter of 2023

Purchase Will Complete the Buildout of Cipher’s Facility in Odessa, Texas and Achieve a Hash Rate of 7.2 Exahash per Second (“EH/s”) by the End of the Third Quarter of 2023

NEW YORK and SINGAPORE—May 9, 2023—Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher”), a leading developer and operator of bitcoin mining data centers, and Canaan Inc. (NASDAQ: CAN) (“Canaan”), a leading high-performance computing solutions provider, today jointly announced an agreement whereby Cipher has purchased from Canaan 11,000 new A1346 model mining machines to be delivered in the third quarter of 2023 for use at Cipher’s Odessa, Texas facility. Following the delivery, Cipher will have a deployed fleet of more than 70,000 mining machines and 7.2 EH/s of self-mining capacity across its portfolio.

Tyler Page, CEO of Cipher, commented, “We are excited to formally begin our collaboration with Canaan, a pioneer in the ASIC high-performance computing chip industry. Over the past several months, our technology and operations teams have been working with Canaan to test its new generation mining machines onsite at Odessa. We are confident that Canaan’s mining machines will be an excellent addition to our fleet, and we expect these mining machines to perform extremely well during the hot summer months in Texas.”

“This purchase once again demonstrates Cipher’s ability to manage the cyclicality of prices in the bitcoin mining space to drive higher returns on investment. Whether purchasing rigs when market prices are low, negotiating long-term fixed price power contracts or reinvesting our profits in the expansion of our facilities, Cipher’s philosophy of prudent growth through the cycle has helped drive a best-in-class business that is well-positioned for leadership in the industry over the coming years,” said Mr. Page.

Nangeng Zhang, Chairman and Chief Executive Officer of Canaan, stated, “We are thrilled and honored to support Cipher in advancing their world-class mining operations. We firmly believe that the exceptional performance of our cutting-edge mining machines will propel industry growth while delivering significant commercial value to our customers. We don't just use cutting-edge technology to support our North American customers, we carefully upgrade our hardware and software to ensure peak efficiency under any operating conditions, so our customers can rely on us to provide exceptional service.”

“Today's agreement with Cipher stands as a testament to our expanding presence in the U.S. market,” Zhang added. “By offering top-tier products and unparalleled services, we eagerly anticipate making a meaningful contribution to Cipher's continuous growth. Our dedicated team is driven to serve as a catalyst for innovation within the Bitcoin mining community, and we are determined to go above and beyond to empower this increasingly decentralized industry.”

About Cipher

Cipher is an emerging technology company focused on the development and operation of bitcoin mining data centers. Cipher is dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Together with its diversely talented team and strategic partnerships, Cipher aims to be a market leader in bitcoin mining growth and innovation. To learn more about Cipher, please visit https://www.ciphermining.com/.

About Canaan

Established in 2013, Canaan Inc. (NASDAQ: CAN), is a technology company focusing on ASIC high-performance computing chip design, chip research and development, computing equipment production, and software services. Canaan’s vision is “super computing is what we do, social enrichment is why we do it.” Canaan has extensive experience in chip design and streamlined production in the ASIC field. In 2013, under the leadership of Mr. Nangeng Zhang, founder and CEO, Canaan’s founding team shipped to its customers the world’s first batch of mining machines incorporating ASIC technology in Bitcoin’s history under the brand name, Avalon. In 2018, Canaan released the world's first RISC-V architecture commercial edge AI chip. In 2019, Canaan completed its initial public offering (the “IPO”) on the Nasdaq Global Market. To learn more about Canaan, please visit https://www.canaan.io/

Forward Looking Statements of Cipher

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2023, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Safe Harbor Statement of Canaan

This announcement contains forward−looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward−looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. Among other things, the business outlook and quotations from management in this announcement, as well as Canaan Inc.'s strategic and operational plans, contain forward−looking statements. Canaan Inc. may also make written or oral forward−looking statements in its periodic reports to the U.S. Securities and Exchange Commission ("SEC") on Forms 20−F and 6−K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about Canaan Inc.'s beliefs and expectations, are forward−looking statements. Forward−looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward−looking statement, including but not limited to the following: the Company's goals and strategies; the Company's future business development, financial condition and results of operations; the expected growth of the Bitcoin industry and the price of Bitcoin; the Company's expectations regarding demand for and market acceptance of its products, especially its Bitcoin mining machines; the Company's expectations regarding maintaining and strengthening its relationships with production partners and customers; the Company's investment plans and strategies, fluctuations in the Company's quarterly operating results; competition in its industry; and relevant government policies and regulations relating to the Company and cryptocurrency. Further information regarding these and other risks is included in the Company's filings with the SEC, including its registration statement on Form F−1, as amended, and its annual reports on Form 20−F, as amended. All information provided in this press release and in the attachments is as of the date of this press release, and Canaan Inc. does not undertake any obligation to update any forward−looking statement, except as required under applicable law.

Contacts:

Cipher Mining Inc.

Cipher Investor Contact:

Josh Kane

Head of Investor Relations at Cipher Mining

josh.kane@ciphermining.com

Cipher Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

Canaan Inc.

Canaan Investor Contact:

Ms. Xi Zhang

IR@canaan-creative.com

Canaan Media Contact:

ICR, LLC.

Robin Yang

canaan.ir@icrinc.com